NASDAQ: CWD

Forward-Looking Statements This presentation includes statements concerning CaliberCos Inc.’s (the “Company,” or “Caliber”) expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance, or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers and the audience can identify these forward-looking statements through the use of words or phrases such as "estimate,“ "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. The Company's expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management's expectations, beliefs, or projections will be achieved or accomplished. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, factors affecting the Company’s ability to successfully operate and manage its business, including, among others, title disputes, weather conditions, shortages, delays, or unavailability of equipment and services, property management, brokerage, investment and fund operations, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in costs of operations; loss of markets; volatility of asset prices; imprecision of asset valuations; environmental risks; competition; inability to access sufficient capital; general economic conditions; litigation; changes in regulation and legislation; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks, or pest infestation; increasing costs of insurance, changes in coverage and the ability to obtain insurance; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investment may be speculative and illiquid and there is a total risk of loss. There is no guarantee that any specific investment will be suitable or profitable. This presentation does not constitute an offering of, nor does it constitute the solicitation of an offer to buy, securities of the Company. This presentation is provided solely to introduce the Company to the recipient and to determine whether the recipient would like additional information regarding the Company and its anticipated plans. Any investment in the Company or sale of its securities will only take place pursuant to an appropriate, private placement memorandum and a detailed subscription agreement. Some of the information contained herein is confidential and proprietary to the Company and the presentation is provided to the recipient with the express understanding that without the prior written permission of the Issuer, such recipient will not distribute or release the information contained herein, make reproductions of, or use it for any purpose other than determining whether the recipient wishes additional information regarding the Company or its plans. By accepting delivery of this presentation, the recipient agrees to return same to the Company if the recipient does not wish to receive any further information regarding the Company. We have filed a registration statement (including a preliminary prospectus) with the SEC for the offering to which this communication relates. The registration statement has not yet become effective. Before you invest, you should read the preliminary prospectus in that registration statement (including the risk factors described therein) and other documents that we have filed with the SEC for more complete information. You may access these documents for free by visiting Edgar on the SEC website at httpp://www.sec.gov CALIBERCO.COM | 8901 E MOUNTAIN VIEW RD, STE 150, SCOTTSDALE, AZ 85258 | 480.295.7600 2 T H E W E A L T H D E V E L O P M E N T C O M P A N Y Disclaimers

Today's Speaker



Jade Leung

CHIEF FINANCIAL OFFICER

Jade Leung is Caliber's CFO and corporate secretary. As CFO, Jade oversees all aspects of accounting and controllership, financial planning and analysis, tax, financial reporting, and treasury functions at Caliber.

Jade is also responsible for the strategic direction of Caliber's information technology and data security initiatives.

Prior to joining Caliber, Jade spent 12 years with PwC, where he managed audit and accounting advisory services. Notably, Jade participated in over $1 billion of public market transactions and financing arrangements for companies.

CALIBER THE WEALTH DEVELOPMENT COMPANY 3

CFO Commentary 4T H E W E A L T H D E V E L O P M E N T C O M P A N Y

Caliber… In Three Numbers 5T H E W E A L T H D E V E L O P M E N T C O M P A N Y 15yrs 19% IRR $2.9 Billion* *AUD & AUM

Caliber invests in, develops and manages real estate 6T H E W E A L T H D E V E L O P M E N T C O M P A N Y Caliber Nasdaq: CWD RE Fund 1 Syndication Hotel UPREIT

7 BEHAVIORAL HEALTH HOSPITAL HOSPITALITY/HOTEL MULTI-FAMILY HOUSING OPPORTUNITY ZONE ASSETS Caliber Invests in Diverse Real Estate Assets & Strategies

8T H E W E A L T H D E V E L O P M E N T C O M P A N Y The Best Opportunities are in the Middle-Market Middle-Market Assets • $5 to $50 million per project • Large opportunity set • Highly-fragmented market • Less competition • Caliber’s in-house services model enables access Middle Market Geographies • Demonstrated Population & Job Growth • Underserved in terms of financing options • Opportunity Zone tax incentives • Local tax incentives • Trends post-pandemic

CALIBER THE WEALTH DEVELOPMENT COMPANY

Caliber Solves It Clients' Financial Needs

Clients who invest in Caliber's Funds seek three primary outcomes:

Desired Outcome	Caliber Product
Income	Lending, CORE Plus, Value Add
Growth	Distressed and Special Situations, Adaptive Re-Use & Development
Tax Planning/Reduction	Opportunity Zone Funds, 1031 Investments

Our Job Is Simple: Deliver Returns Clients Expect In All Market Conditions

CALIBER THE WEALTH DEVELOPMENT COMPANY

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Our Market Is Growing Dramatically 10T H E W E A L T H D E V E L O P M E N T C O M P A N Y Source: Preqin Future of Alternatives 2028 report, October 2023 *Forecast 10.1 16.3 24.5 0 5 10 15 20 25 30 2019 2024* 2028* A ss e ts U n d e r M a n a g e m e n t ($ tr il lio n ) $24.5 Trillion in Global Alternative AUM Forecasted by 2028 CAGR: 10.3%

Internal Fundraising Drives Non-Dilutive Capital to Investments


Caliber Private Client Sales
Caliber Wholesale
Caliber Institutional
High Net-Worth Investors
Registered Investment Advisors & Independent Broker-Dealers
Family Offices
Boutique Institutions

CALIBER THE WEALTH DEVELOPMENT COMPANY
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Business model drives consistent growth to Caliber 12T H E W E A L T H D E V E L O P M E N T C O M P A N Y Raise Capital Grow Assets Under Management Grow Revenue

Caliber Earns More Per Dollar in AUM

Caliber has optimized in-house and third-party services to maximize control and profitability

Caliber's In-House Services Model: Increased Control & Multiple Revenue Streams

In-House Revenues:
- Fund Management Fees
- Performance Allocations (Carried Interest)
- Fund Set-Up Fees
- Financing Fees
- Real Estate Development Fees
- Brokerage Fees

Outsourced:
- Low-Margin, High-Volume Services

Traditional Asset Managers: Lower Control & Fewer Revenue Opportunities

In-House Revenues:
- Asset Management
- Performance Fees (Carried Interest)

Outsourced:
- All Additional Services

Source: Caliber's estimates and internal research reviewing comparable business models

CALIBER THE WEALTH DEVELOPMENT COMPANY 13

2024 - 2026 Cumulative Objectives for CWD 14T H E W E A L T H D E V E L O P M E N T C O M P A N Y Cumulative Fundraising of $750M Annualized Platform Revenue of $50M Assets Under Management (AUM) of $3B * End of 2026

Caliber Hospitality Trust – Another Path To Revenue Growth 15T H E W E A L T H D E V E L O P M E N T C O M P A N Y Using the Caliber infrastructure to launch public investment products

Our Interests Are Aligned – Insiders Own ~50% Of Our Stock



Chris Loeffler
CHIEF EXECUTIVE OFFICER



Jennifer Schrader
PRESIDENT



Jade Leung
CHIEF FINANCIAL OFFICER



Roy Bade
CHIEF DEVELOPMENT OFFICER

The people who built Caliber, still manage Caliber



Ignacio Martinez
CHIEF OPERATING OFFICER



George Pace
EVP FUNDRAISING



Yaron Ashkenazi
HEAD OF HOSPITALITY



John Hartman
CHIEF INVESTMENT OFFICER

With a growing team of talented executives

CALIBER THE WEALTH DEVELOPMENT COMPANY 16

CALIBER THE WEALTH DEVELOPMENT COMPANY

Independent Board Committed to Strong Corporate Governance

Our Directors

Public Company, Asset Management, Real Estate and Public Company Experience

- **Chris Loeffler** – Chief Executive Officer & Co-Founder
- **Jennifer Schrader** – President & Co-Founder
- **Dan Hansen** – Lead Independent Director
- **William J. Gerber** – Director
- **Michael Trzupek** – Director
- **Lawrence X. Taylor** – Director

Commitment to Corporate Governance

- ✓ 5+ year history of public company reporting; Big 4 auditor
- ✓ Established Board Committees and Charters
- ✓ Commitment to sustainable business practices

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Recent Developments 18T H E W E A L T H D E V E L O P M E N T C O M P A N Y

CALIBER THE WEALTH DEVELOPMENT COMPANY

Recent Developments – Summary Highlights

April	$12M Ridge Sale
May	SP10 Phase 1 Closed $7.7M Johnstown Sale $10M CHT Investment
June	Jordan Lofts Complete 96% Leased S-3 Effective
July	$4.6M Sale of Automated Self Storage
October	Pure Pickleball ($34M offering) QOZ Merger Program ($14M merger) CHT – Satori Rollup ($120M in assets)

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https://www.caliberco.com/ CaliberCos NASDAQ: CWD Contacts: Jade Leung, CFO Jade.Leung@CaliberCo.com Lisa Fortuna, Investor Relations, Financial Profiles lfortuna@finprofiles.com